UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

RARE ELEMENT RESOURCES LTD.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notice of Annual Meeting of Shareholders

and

Management Information Circular

For the Fiscal Year Ended

December 31, 2019

RARE ELEMENT RESOURCES LTD.

P.O. Box 271049

Littleton, Colorado 80127

Dear Shareholder:

As we face these challenging times as a result of the coronavirus pandemic, Rare Element Resources Ltd. (the “Company”) continues to focus on meeting the emerging demand for a domestic U.S. rare earth supply chain.  Global events over the last several months have highlighted the vulnerability of our economic and national security with regard to the domestic supply of critical materials, including rare earth minerals and the products containing them.  We are working hard to ensure that the Bear Lodge Rare Earth Elements Project (the “Project”) becomes a key participant to meet the need for domestic production of high-strength permanent magnets used in defense systems, hybrid and electric transportation, and wind power generation.

Our key relationship with Synchron, a General Atomics affiliate and a significant shareholder since October 2017, was further enhanced when Synchron exercised its option for the purchase of additional common shares in the Company in October 2019.  This key investment has allowed us to progress several important activities with respect to our Project.

During 2019, the Company engaged Umwelt-und Ingenieurtechnik GmbH Dresden (“UIT”), also an affiliate of General Atomics, to further conduct pilot scale separation test work.  The pilot plant utilized and enhanced the Company’s proprietary technology to produce several products, including a high-purity neodymium/praseodymium (Nd/Pr) oxide.  In December 2019, UIT confirmed the separation of Nd/Pr from Bear Lodge total rare earth oxide (TREO) concentrate to produce a solid Nd/Pr product used in high-strength permanent magnets.  The purity of the separated Nd/Pr and other rare earth products can be tailored to meet customer requirements through a limited number of highly efficient solvent extraction cycles.  Additional test work planned for 2020 includes economic optimization of process steps, developing scale-up design criteria for a demonstration plant, and confirming estimated operating and capital costs.

We are optimistic that lessons learned in dealing with the worldwide coronavirus outbreak will further focus the U.S. government on the critical nature of the domestic supply of certain rare earths, especially those required for magnet applications like Nd/Pr.  The Company continues to monitor, and where appropriate, participate in, the government’s efforts to reduce the domestic dependency on foreign supply sources.

Given our progress in 2019, we believe that the Company and the Bear Lodge Project are well positioned to become a near-term secure domestic supply of critical rare earths at a time when the U.S. market is demanding new reliable sources.  With Synchron as a significant shareholder, we are moving forward to ultimately become a cornerstone for the re-establishment of a North American rare earth supply chain.

At the annual meeting of shareholders for the fiscal year ended December 31, 2019, the Board of Directors recommends that you vote affirmatively:

•to elect our Board of Directors;

•to ratify the appointment of Plante & Moran, PLLC, as our independent registered public accounting firm; and

•to transact such other business that properly comes before the annual meeting or any adjournment or postponement thereof.

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Your affirmative vote will continue positioning the Company for future success.

We strongly encourage you to attend, via teleconference only in order to help maintain social distancing in light of coronavirus (COVID-19), this year’s annual meeting of shareholders for the fiscal year ended December 31, 2019.  We will host the teleconference and be in-person at the offices of General Atomics affiliates, 7800 East Dorado Place, 2nd Floor Conference Room, Greenwood Village, Colorado 80111.

While we intend to hold our annual meeting in person, with the ability of shareholders to participate via teleconference, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations to assure the safety of meeting attendees or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting).  Because there are additional expenses associated with switching to a virtual-only meeting at this point, and we are working hard to minimize unnecessary expenses, we currently plan to address COVID-19 concerns relating to the meeting by having directors and other meeting participants whose physical presence at the meeting is not essential attend the meeting via teleconference.  In addition, shareholders who might otherwise attend in person are strongly encouraged to join the meeting in real-time by calling 866-895-5510 (U.S. or Canada) or +1-858-384-5500 (International/Toll) and passcode 985710.  Shareholders joining the meeting by phone will not be able to vote their shares during the call.  Registered holders can vote their shares in advance of the meeting by Internet, toll-free telephone, or mail.  If your common shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record describing how to vote your common shares. Shareholders may vote in person at the meeting subject to public health restrictions. We believe that these procedures will reduce risks relating to COVID-19 and provide many of the benefits of a virtual-only meeting while minimizing associated costs.  We will continue to monitor the COVID-19 situation and if changes to our current plan become advisable, we will disclose the updated plan on our proxy website (http://www.proxyvote.com) and our company website (www.rareelementresources.com).  We encourage you to check the website prior to the meeting if you plan to attend in person.

It is important that you retain a copy of the control number found on the proxy card, voting instruction form or notice of meeting, as such number will be required in order for shareholders to dial in to listen to the meeting.

Only shareholders of record at the close of business on April 15, 2020 are entitled to notice of, and to vote at, the annual meeting.

Respectfully,

RANDALL J. SCOTT

President, Chief Executive Officer and Director

Littleton, Colorado

April 23, 2020

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RARE ELEMENT RESOURCES LTD.

P.O. Box 271049

Littleton, Colorado 80127

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders of Rare Element Resources Ltd. (“Rare Element” or the “Company”) for the fiscal year ended December 31, 2019 will be held at the offices of General Atomics affiliates, 7800 East Dorado Place, 2nd Floor Conference Room, Greenwood Village, Colorado 80111 on Tuesday, June 9, 2020 at 2:00 p.m. (Mountain Standard Time) (the “Meeting”).  At the Meeting, shareholders will receive the audited financial statements for the fiscal year ended December 31, 2019, together with the auditor’s report thereon, and will be asked to consider resolutions to:

1.elect directors of the Company to serve until our next annual meeting, or until their successors are duly elected or appointed;

2.ratify the appointment of Plante & Moran, PLLC, as auditor of the Company for fiscal year ending December 31, 2020; and

3.transact such other business as may properly be put before the Meeting or any adjournment or postponement thereof.

Nominees for directors to be elected at the Meeting are set forth in the enclosed information and proxy circular.

Only shareholders of record at the close of business on April 15, 2020, the record date for the Meeting fixed by the Board of Directors, are entitled to notice of, and to vote at, the Meeting.

YOUR VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 9, 2020.  OUR INFORMATION AND PROXY CIRCULAR IS ATTACHED.  FINANCIAL AND OTHER INFORMATION CONCERNING RARE ELEMENT RESOURCES LTD. IS CONTAINED IN OUR 2019 REPORT TO SHAREHOLDERS.  YOU MAY ACCESS THIS PROXY STATEMENT AND OUR 2019 ANNUAL REPORT TO SHAREHOLDERS AT http://materials.proxyvote.com/75381M.

Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy in order to ensure the presence of a quorum.

Registered holders may vote:

By Internet:  go to http://www.proxyvote.com

By toll-free telephone:  call 1-800-690-6903; or

By mail (if you received a paper copy of the proxy materials by mail):  mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

Beneficial Shareholders.  If your common shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your common shares.

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While we intend to hold our annual meeting in person, with the ability of shareholders to participate via teleconference, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation.  As a result, we may impose additional procedures or limitations to assure the safety of meeting attendees or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting).  Because there are additional expenses associated with switching to a virtual-only meeting at this point, and we are working hard to minimize unnecessary expenses, we currently plan to address COVID-19 concerns relating to the meeting by having directors and other meeting participants whose physical presence at the meeting is not essential attend the meeting via teleconference.  In addition, shareholders who might otherwise attend in person are strongly encouraged to join the meeting in real-time by calling 866-895-5510 (U.S. or Canada) or +1-858-384-5500 (International/Toll) and passcode 985710. Shareholders joining the meeting by phone will not be able to vote their shares during the call.  As noted above, shareholders will be able to vote their shares in advance of the meeting, depending on how their common shares are held, or in person at the meeting subject to public health restrictions. We believe that these procedures will reduce risks relating to COVID-19 and provide many of the benefits of a virtual-only meeting while minimizing associated costs.  We will continue to monitor the COVID-19 situation and if changes to our current plan become advisable, we will disclose the updated plan on our proxy website (http://www.proxyvote.com) and our company website (www.rareelementresources.com).  We encourage you to check the website prior to the meeting if you plan to attend in person.

It is important that you retain a copy of the control number found on the proxy card, voting instruction form or notice of meeting, as such number will be required in order for shareholders to dial in to listen to the meeting.

By order of the Board of Directors,

RANDALL J. SCOTT

President, Chief Executive Officer and Director

Littleton, Colorado

April 23, 2020

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TABLE OF CONTENTS

Page

SOLICITATION OF PROXIES1

APPOINTMENT AND REVOCATION OF PROXY1

Appointment of Proxy1

Revocation of Proxy1

Provisions Relating to Voting of Proxies2

Exercise of Discretion by Proxyholders2

Non-Registered Holders2

Financial Statements3

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES4

Broker Non-Votes, Abstentions and Voting Requirements4

Ownership of Common Shares by Certain Beneficial Owners4

PROPOSAL NO. 1: ELECTION OF DIRECTORS5

Director and Nominee Experience and Qualifications5

Executive Committee9

Director Independence9

Family Relationships9

Arrangements between Officers and Directors10

Corporate Cease Trade Orders or Bankruptcies10

Individual Bankruptcies10

Penalties or Sanctions10

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM11

EXECUTIVE OFFICERS12

Named Executive Officers12

SHARE OWNERSHIP TABLE13

Change in Control13

Quorum14

Dissenters’ Rights of Appraisal14

CORPORATE GOVERNANCE DISCLOSURE14

Communications with the Board of Directors16

Board Leadership Structure17

Ethical Business Conduct17

Board Role in Risk Oversight17

NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE18

NCG&C Committee Charter18

Board Nominating Procedures18

Gender Diversity on the Board19

Term Limits and Board Composition19

Compensation Functions19

AUDIT COMMITTEE REPORT20

Audit Committee Charter20

Independence20

Audit Committee Financial Expert20

Audit Committee Oversight20

Audit Committee Report20

Pre-Approval Policies and Procedures21

Audit, Audit-Related, Tax, and Other Fees21

SUMMARY COMPENSATION TABLE22

Narrative Discussion of Compensation and Plan-Based Awards22

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END24

POTENTIAL PAYMENTS UPON TERMINATION24

DIRECTOR COMPENSATION25

EQUITY COMPENSATION PLAN INFORMATION25

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS26

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON26

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS26

MANAGEMENT CONTRACTS27

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES27

GENERAL MATTERS27

SHAREHOLDER PROPOSALS27

Advance Notice Policy28

ADDITIONAL INFORMATION AND AVAILABILITY OF DOCUMENTS28

Important Notice Regarding Availability of Proxy Materials for Meeting to be Held on June 9, 202028

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS29

BOARD APPROVAL29

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RARE ELEMENT RESOURCES LTD.

P.O. Box 271049

Littleton, Colorado 80127

INFORMATION AND PROXY CIRCULAR
(as at December 31, 2019 except as otherwise indicated)

SOLICITATION OF PROXIES

This information and proxy circular (the “Circular”) is provided in connection with the solicitation of proxies by management and the board of directors (the “Board”) of Rare Element Resources Ltd. (the “Company”).  The form of proxy which accompanies this Circular (the “Proxy”) is for use at the annual meeting of the shareholders of the Company for fiscal year ended December 31, 2019 to be held on Tuesday, June 9, 2020 (the “Meeting”), at the time and place set out in the accompanying notice of annual meeting of shareholders (the “Notice of Meeting”).

The solicitation of proxies by management and the Board of the Company will be made primarily by notice and access to electronic materials on the Internet or by mail, but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Company.

It is anticipated that this Circular and the accompanying Proxy will be first mailed to shareholders on or about April 23, 2020.

The corporate headquarters and executive offices of the Company are located at P.O. Box 271049, Littleton, Colorado 80127, and its telephone number is (720) 278-2460.

All references to currency in this Circular are in U.S. dollars, unless otherwise indicated.

APPOINTMENT AND REVOCATION OF PROXY

Appointment of Proxy

The persons named in the Proxy are directors and/or officers of the Company.  A registered shareholder has the right to designate a person or company (which need not be a shareholder) other than the persons named in the Proxy to represent the shareholder at the Meeting.  A registered shareholder who wishes to appoint some other person or company to serve as his, her or its representative at the Meeting may do so by striking out the printed names and inserting the desired person’s name in the blank space provided in the Proxy.  The instrument appointing a proxyholder must be in writing and signed by the registered shareholder or such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized officer or attorney of such corporation.  An undated but executed proxy will be deemed to be dated the date of the mailing of the Proxy by the Company or its agent.

If you received a paper copy of the proxy materials by mail and wish to vote your proxy by mail, mark your vote on the enclosed proxy card; then follow the directions on the card.  To vote your proxy using the Internet or by telephone, see the instructions set forth on the Notice of Meeting included with this Circular or the Notice of Internet Availability of Proxy Materials mailed to our shareholders on or about April 23, 2020.

Revocation of Proxy

A registered shareholder may revoke the Proxy by:

(a)signing a Proxy with a later date and delivering it to the registered office of the Company at any time up to and including 9:59 p.m. (Mountain Standard time) on the last business day before the day set for the Meeting;

(b)signing and dating a written notice of revocation and delivering it to the registered office of the Company at any time up to and including 9:59 p.m. (Mountain Standard time) on the last business day before the day set for the Meeting;

(c)signing and dating a written notice of revocation and providing it before the start of the Meeting to the chair of the Meeting; or

(d)attending the Meeting or any adjournment of the Meeting and registering with the scrutineer as a shareholder present in person.

Provisions Relating to Voting of Proxies

The common shares of the Company (the “Common Shares”) represented by Proxy in the enclosed form will be voted or withheld from voting by the designated proxyholder in accordance with the direction of the registered shareholder appointing him, her or it.  If there is no direction by the registered shareholder, those Common Shares for which management and the Board are the designated proxyholders will be voted in accordance with the Board’s recommendation for such matter or matters, as described under each such proposal in this Circular.

Exercise of Discretion by Proxyholders

The Proxy gives the person named in it the discretion to vote as such person sees fit on any amendments or variations to matters identified in the Notice of Meeting, or any other matters which may properly come before the Meeting, subject to any limitation imposed by applicable law.  At the time of printing of this Circular, management of the Company knows of no other matters which may come before the Meeting other than those referred to in the Notice of Meeting.  If any amendment or variation or other matter comes before the Meeting, the persons named in the Proxy will vote in accordance with their best judgment on such amendment, variation or other matter, subject to any limitation imposed by applicable law.

Non-Registered Holders

The information set out in this section is important to many shareholders, as a substantial number of shareholders do not hold their Common Shares in their own name.

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting.  Most shareholders of the Company are “non-registered” shareholders because the Common Shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the Common Shares.  A person is not a registered shareholder (a “Non-Registered Holder”) in respect of Common Shares which are held either (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the Common Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered retirement savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as CDS Clearing and Depository Services Inc., or CDS, in Canada and the Depository Trust Company, or DTC, in the United States), of which the Intermediary is a participant.

The Company has elected to use the notice and access rules (“Notice and Access”) established by U.S. federal securities laws in respect of the provision of the Notice of Meeting, this Circular and the Proxy (collectively, the “Meeting Materials”) to its registered shareholders and Non-Registered Holders.  The Notice and Access rules allow an issuer to post electronic versions of its proxy-related materials, rather than mailing paper copies to its shareholders, and provide instructions on how shareholders may access the Meeting Materials electronically or request a paper copy of the Meeting Materials.

Non-Registered Holders who have not objected to their Intermediary disclosing certain ownership information about themselves to the Company are referred to as Non-Objecting Beneficial Owners, or “NOBOs.”  Those Non-Registered Holders who have objected to their Intermediary disclosing to the Company ownership information about themselves are referred to as Objecting Beneficial Owners, or “OBOs.”  The Company has elected to send the applicable Meeting Materials prescribed by the Notice and Access rules directly to the NOBOs, and indirectly through Intermediaries to the OBOs.  The Intermediaries (or their service companies) are responsible for forwarding the applicable Meeting Materials to each OBO (including the costs associated therewith), unless the OBO has waived the right to receive them.

Intermediaries will frequently use service companies to forward the meeting materials to the OBOs.  Generally, an OBO who has not waived the right to receive meeting materials will either:

(a)be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of Common Shares beneficially owned by the OBO and must be completed, but not signed, by the OBO and deposited with Computershare, the Company’s transfer agent; or

(b)more typically, be given a voting instruction form (“VIF”) which is not signed by the Intermediary, and which, when properly completed and signed by the OBO and returned to the Intermediary or its service company, will constitute voting instructions which the Intermediary must follow.

If you are a Non-Registered Holder, and the Company or its agent has sent the applicable Meeting Materials to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding securities on your behalf.  By choosing to send these materials to you directly, the Company (and not the Intermediary holding securities on your behalf) has assumed responsibility for (i) delivering these materials to you and (ii) executing your proper VIF.  Please return your VIF as specified in the request for voting instruction.

The applicable Meeting Materials sent to NOBOs who have not waived the right to receive Meeting Materials are accompanied by a VIF, instead of a Proxy.  By returning the VIF in accordance with the instructions noted on it, a NOBO is able to instruct the voting of his, her or its Common Shares.

VIFs, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.  The purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Common Shares which they beneficially own.  Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his, her or its behalf, the Non-Registered Holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder, or his, her or its nominee, the right to attend and vote at the Meeting.

Please return your voting instructions as specified in the VIF.  Non-Registered Holders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Financial Statements

The audited financial statements of the Company for the fiscal year ended December 31, 2019, together with the auditor’s report on those statements (the “Financial Statements”), are included in these proxy materials and will be presented to the shareholders at the Meeting.

A copy of the Company’s Annual Report on Form 10-K, including financial statements, required to be filed with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the fiscal year ended December 31, 2019 may be obtained by any registered or beneficial owner of the Common Shares, determined as of April 15, 2020, free of charge on the Company’s website (www.rareelementresources.com) or by written request to:

Corporate Secretary

Rare Element Resources Ltd.

P.O. Box 271049

Littleton, Colorado 80127

E-mail: info@rareelementresources.com

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As at April 17, 2020, the Company’s authorized capital consists of an unlimited number of Common Shares without par value of which 104,007,066 Common Shares are issued and outstanding.  Each Common Share in the capital of the Company carries the right to one vote.  Voting rights are not cumulative.

The Board has fixed the close of business on April 15, 2020 as the record date for the purpose of determining the shareholders entitled to receive notice of and to vote at the Meeting, but failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting.  Only shareholders of record at the close of business on April 15, 2020 who either personally attend the Meeting or who have completed and delivered a Proxy in the manner and subject to the provisions described herein will be entitled to vote or to have his, her or its Common Shares voted at the Meeting. In addition, as a result of the COVID-19 situation, shareholders who might otherwise attend in person are strongly encouraged to join the meeting in real-time by calling 866-895-5510 (U.S. or Canada) or +1-858-384-5500 (International/Toll) and passcode 985710. Shareholders joining the meeting by phone will not be able to vote their shares during the call.

Shareholders who wish to be represented by proxy at the Meeting must deliver their Proxies at the place and within the time set forth in the notes to the Proxy in order to entitle the person appointed by the Proxy to attend and vote.

Broker Non-Votes, Abstentions and Voting Requirements

Brokers and Intermediaries holding Common Shares in street name for their customers are required to vote the Common Shares in the manner directed by their clients.  Under the Business Corporations Act (British Columbia), brokers are not entitled to vote shares held in street name for their customers where they have not received written voting instructions from the Non-Registered Holders of those shares.  Under applicable U.S. rules, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, director elections and executive compensation matters) unless the beneficial owner of such shares has given voting instructions on the matter.  The absence of a vote on a matter where the broker has not received written voting instructions from a Non-Registered Holder is referred to as a “broker non-vote.”

The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.  Plurality voting means that the seven directors receiving the greatest number of “FOR” votes will be elected to the Board.  Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted.  Therefore, any Common Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors.

The ratification of the appointment of the independent registered public accounting firm requires an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.  Therefore, any Common Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the proposal to ratify the appointment of the independent public accounting firm.

Ownership of Common Shares by Certain Beneficial Owners

The following table sets forth information (as of the date indicated) as to all persons or groups known to the Company to beneficially own, control or direct, directly or indirectly, 5% or more of the issued and outstanding Common Shares of the Company as of April 17, 2020:

Name and Address of Beneficial Holder	Common Shares Beneficially Owned (1)	Percentage of Class (2)
Synchron, 3550 General Atomics Court, San Diego, California 92121-1122 General Atomic Technologies Corporation, 3550 General Atomics Court, San Diego, California 92121-1122 Tenaya Corporation, P.O. Box 910304, San Diego, California, 92191-0304	50,825,000	48.87%

(1)This information is based on a Schedule 13D/A filed on October 16, 2019 by Synchron, General Atomic Technologies Corporation and Tenaya Corporation.  Synchron has sole voting and dispositive power over the Common Shares listed.

(2)Calculated based on 104,007,066 Common Shares outstanding as of April 17, 2020.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Director and Nominee Experience and Qualifications

The Board, through its Nominating, Corporate Governance and Compensation (“NCG&C”) Committee, considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.  The NCG&C Committee is composed entirely of independent directors.

The Board believes that, as a whole, it should possess a combination of skills, professional experience and diversity necessary to oversee the Company’s business.  In addition, the Board believes that there are certain attributes that every director should possess, as reflected in the Board’s membership criteria (further described below).  Accordingly, the Board and the NCG&C Committee consider the qualifications of director and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

The NCG&C Committee reviews and makes recommendations regarding the composition and size of the Board in order to ensure that the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.  Board membership criteria include items relating to ethics, integrity and values, sound business judgment, professional experience, industry knowledge, and diversity, including gender diversity, all in the context of an assessment of the perceived needs of the Board at that point in time.  The Board, as a whole, should possess a variety of skills, occupational and personal backgrounds, experiences and perspectives necessary to oversee the Company’s business.  In addition, Board members generally should have relevant technical skills or financial acumen that demonstrates an understanding of the financial and operational aspects of a rare earth mining exploration and development company.

In evaluating director candidates and considering incumbent directors for re-nomination, the Board and the NCG&C Committee have not formulated any specific minimum qualifications, but, rather, consider a variety of factors.  These include each nominee’s independence, financial acumen, personal accomplishments, career specialization, and experience in light of the needs of the Company.  For incumbent directors, the factors also include past performance on the Board.  The Board determines the Chairman among the Company’s directors following the election of directors at the annual meeting of shareholders.

Pursuant to and subject to the terms and conditions of the Investment Agreement dated October 2, 2017 between the Company and Synchron (the “Investment Agreement”), as long as Synchron’s fully diluted ownership in the Company is at least 33.0%, Synchron has the right to designate two directors for appointment or election to the Board, where the Board is comprised of six or seven directors following such appointment or election.  Messrs. Mushinski and Roberts were identified by Synchron as its designees and have served on the Board since November 17, 2017.  On October 16, 2019, the Company issued to Synchron an additional 24,175,000 Common Shares in connection with the exercise by Synchron of its common share purchase option dated October 2, 2017 (the “Option”).  As a result, Synchron’s ownership of outstanding Common Shares increased from approximately 33.5% to approximately 49.0%.  With Synchron’s exercise of the Option, Synchron obtained the right to designate one additional director for appointment or election to the Board.  Barton S. Brundage, Synchron’s third designee, was elected to the Board at the annual meeting of shareholders held on December 18, 2019.

Seven directors are to be elected at the Meeting, representing no change in Board size from the current Board.  Each Board member will serve until the next annual general meeting of the shareholders or until his successor is duly elected or appointed.  All incumbent directors will be standing for re-election at the Meeting.

Each of the Board and the NCG&C Committee proposes to nominate the persons listed below for election as directors of the Company.  In the absence of instructions to the contrary, Proxies given pursuant to the solicitation by management and the Board will be voted “FOR” the nominees listed in this Circular.  The Board and the NCG&C Committee do not contemplate that any of the nominees will be unable or unwilling to serve as a director.

The following table sets out the names and ages of the nominees for election as directors; their provinces or states and country of residence; the offices they hold within the Company, if any; their occupations; and the dates since which they have served as directors of the Company:

Name, Age, Province or State and Country of Residence and Current Positions, if any, held in the Company	Unless otherwise indicated below, served as director since
RANDALL J. SCOTT, 68 Colorado, USA Director President and Chief Executive Officer, Rare Element Resources	February 3, 2012
GERALD W. GRANDEY, 73 (1)(2) Saskatchewan, Canada Director Former Chief Executive Officer, Cameco Corporation	August 2, 2013
PAUL J. SCHLAUCH, 77 (3) Colorado, USA Director Retired Partner, Holland & Hart LLP	July 5, 2011
LOWELL A. SHONK, 70 (1) Arizona, USA Director Board Secretary/Audit Committee Chair, Cupric Canyon Capital LP/LLC	April 23, 2013
DAVID I. ROBERTS, 82 (3) California, USA Director President and CEO, General Atomics Uranium Resources LLC	November 17, 2017
KEN MUSHINSKI, 57 (1) California, USA Director President, Synchron	November 17, 2017
BARTON S. BRUNDAGE, 57 (3) Colorado, USA Executive Vice President Cordillera Corporation	December 18, 2019

(1)    Current member of the Company’s Audit Committee, of which Lowell A. Shonk is the chair.

(2)    Gerald W. Grandey was elected Chairman of the Board on June 10, 2015.

(3)    Current member of the NCG&C Committee, of which Paul J. Schlauch is the chair.

The following are brief biographies of the Company’s directors and director nominees for election to the Board:

Randall J. Scott currently serves as President and Chief Executive Officer (“CEO”) of the Company.  Mr. Scott is a metallurgical engineer with over 35 years of experience in the mining industry.  His experience includes leading performance teams in operations, administration, project development, program management, business development and major improvement initiatives.  Mr. Scott was appointed as a director of the Company in February 2012 and as President and CEO in December 2011.  Mr. Scott previously worked for Thompson Creek Metals Company Inc. as Vice President, Corporate Responsibility and Strategy from May 2011 to November 2011, as Director, Strategic Management from August 2010 to May 2011 and as Project Sponsor, Enterprise Resource Planning Implementation from January 2010 to August 2010.  Prior to that, he served as Vice President of Metals Norwest Corporation during January 2010.  From 2002 until 2009, he served as the Principal Real Estate Agent and

Team Leader for Scott Home and Land Real Estate Team.  Mr. Scott held senior management positions with Cyprus Amax Coal Company and RAG American Coal Company from 1995 to 2001, and prior to that Mr. Scott held senior management positions with Cyprus Metals Company from 1989 until 1995.  Mr. Scott received his Bachelor of Science degree in metallurgical engineering from the Colorado School of Mines and his Masters of Business Administration from the University of Arizona.  Mr. Scott’s background in metallurgical engineering at operating mines and extensive, high-level executive experience with producing mining companies are valuable assets to the Board.  His understanding of mining operations, including production elements, key operating metrics, corporate responsibility and safety, presents a unique contribution to the Board.  Accordingly, the Board believes that Mr. Scott should be re-elected to serve on the Board.

Gerald W. Grandey has over 40 years of executive leadership in the mining industry.  He is the former Chief Executive Officer of Canadian-based Cameco Corporation, one of the world’s largest uranium producers, accounting for 20% of global production.  In 2010, Harvard Business Review recognized Mr. Grandey as being one of the Top 100 CEOs in the world because of the value created for shareholders during his tenure at Cameco.  After 18 years with Cameco, he retired as Chief Executive Officer and as a director in 2011.  Previously, he held senior executive positions with Concord Services and Energy Fuels Nuclear.  Mr. Grandey was recognized in 2014 for leadership in the nuclear industry with the U.S. Nuclear Energy Institutes’ William S. Lee Award; inducted into the Canadian Mining Hall of Fame in 2013; awarded the Canadian Nuclear Association’s Ian McRae Award in 2012 for his work in advancing nuclear energy in Canada; and was nominated for the 2011 Oslo Business for Peace Award in recognition of his efforts to facilitate nuclear disarmament.  He is the Chairman of the Board of Governors of the Colorado School of Mines Foundation, is on the Dean’s Advisory Council of the University of Saskatchewan’s Edwards School of Business, and is Chairman Emeritus for the London-based World Nuclear Association.  Mr. Grandey is a former board member of Nutrien Ltd. (2018-2019), Potash Corporation of Saskatchewan (2011–2018), Cameco Corporation (1999–2011), Centerra Gold Inc. (2004–2010), Inmet Mining Corporation (2012–2013), Sandspring Resources Ltd. (2010–2015) and Canadian Oil Sands Limited (2011–2016).  He has a degree in geophysical engineering from the Colorado School of Mines and a law degree from Northwestern University.

Mr. Grandey has extensive, high-level executive leadership experience in the mining industry, as well as experience and education in geophysical engineering.  He brings to the Board key leadership, technical and related market expertise.  Accordingly, the Board believes that Mr. Grandey should be re-elected to serve on the Board.

Barton S. Brundage currently serves as Executive Vice President of Cordillera Corporation (“Cordillera”), an affiliate of General Atomics Corporation and Synchron (since June 2007).  In his role, Mr. Brundage is responsible for the day-to-day management of Cordillera’s real estate operations in Colorado, Utah, and California.  In addition, he serves as Chairman of the Board of jetCenters, Inc. (“JCI”), a subsidiary of Cordillera (since June 2007), where he is responsible for the overall operations of JCI’s aircraft fueling and hangar operations.  Since 2007, Mr. Brundage has also served as a director and/or executive officer of several Cordillera affiliated companies, including San Miguel Valley Corporation, Silver Cliff Land And Cattle Company, Colorado Barns Corporation, First City Investment Corporation, Lamartine Consolidated Mines Corporation, Boston Commons, Inc., Oceanic Exploration Company, Oceanic International Properties Corporation, Ohio Gas Company, and Sorrento West Properties, Inc.  Prior to his current position with Cordillera and its affiliates, Mr. Brundage served as the Chief Financial Officer of JCI (July 1996 – May 2007).  Prior to his executive position with JCI, Mr. Brundage was employed by Brundage & Company (June 1985 – July 1996), a regional investment banking firm specializing in mergers and acquisitions and long-term corporate financing.  At Brundage, he was employed in various capacities in the family-managed business, including Vice President, Senior Financial Analyst, and Analyst.  He continues to serve as a member of Brundage & Company’s Board of Directors (since 1980).  Mr. Brundage received his Bachelor of Arts degree in Business Administration from Fort Lewis College and his Masters of Business Administration from the University of Denver.

Mr. Brundage’s nearly 35 years of experience in financial resource acquisition and complex financial transactions, specifically in valuation and integration, brings to the Board additional depth in financial resource management.  Accordingly, the Board believes that Mr. Brundage should be elected to serve on the Board.

Kenneth J. Mushinski currently serves as President of Synchron (since September 2017); Vice President, Corporate Planning and Acquisitions of General Atomics Technologies Corporation (since February 2014); President of Cotter Corporation N.S.L. (since October 2011); President of Quasar Resources Pty Ltd (since November 2014); and Vice President, Sales and Marketing of Nuclear Fuels Corporation (since June 2006).  Prior to these current positions, Mr. Mushinski served as the Engineering Manager for General Atomics Electronics Systems (2002–2006); Lead Mechanical Engineer for Electronic Systems, Inc. (1995–2002) and Senior Reactor Operator at General Atomics (1989–2012).

Mr. Mushinski serves on the boards and management committees of several affiliated General Atomics entities.  He further serves on the management committee for the ConverDyn partnership.  Mr. Mushinski received a B.S. in Mechanical Engineering from San Diego State University, graduating summa cum laude.

Due to his extensive background in corporate development, sales, and marketing, Mr. Mushinski is uniquely positioned to assist the Board in identifying strategic partners and customers for the Company’s products.  He additionally contributes his vast experience in corporate asset management, including finance, tax, contracting and legal.  Mr. Mushinski’s experience in the minerals industry, domestically and internationally, provides the Company with valued insights on permitting and operations plans in the region.  Accordingly, the Board believes that Mr. Mushinski should be re-elected to serve on the Board.

David I. Roberts is the President and Chief Executive Officer of General Atomics Uranium Resources LLC which owns the stock of several General Atomics affiliated uranium companies (since August 2007).  These affiliates include Rio Grande Resources Corporation and Nuclear Fuels Corporation, which have uranium properties in the United States and market uranium worldwide; Baywood Holdings Inc., which owns the Australian uranium mining and exploration companies Heathgate Resources Pty Ltd and Quasar Resources Pty Ltd; and General Atomics Energy Services, Inc., which is a partner in ConverDyn.  Since September 2017, Mr. Roberts has been a Director of Synchron, an affiliate of General Atomics.  His previous positions at General Atomics include 19 years as Senior Vice President of the Advanced Technologies Group of General Atomics (June 1988–August 2007), where he was responsible for divisions involved in the development and application of advanced technologies for defense, energy and transport applications.  Previously he held staff positions performing research and development in support of advanced nuclear reactor programs (June 1968–June 1988).  Prior to joining General Atomics, Mr. Roberts was associated with the General Electric Company (May 1967–May 1968), where he was involved in development and manufacture of military re-entry vehicles, and with Rolls Royce and Associates (U.K.) supporting design and construction of nuclear submarine reactors for the Royal Navy.  Mr. Roberts was educated at London University and received an MIM (Materials Engineering) in 1960.  He is a registered professional engineer in California, a chartered engineer (U.K.), and a member of numerous professional associations.

Mr. Roberts’ extensive, high-level executive engineering and mining experience as well as business acumen are valuable to the Board.  His background and understanding of government and commercial contracting and services brings a unique perspective to the Board.  His technical expertise in both rare earths and the related uranium industry in the United States and throughout the world is an asset to the Board.  Accordingly, the Board believes that Mr. Roberts should be re-elected to serve on the Board.

Paul J. Schlauch has more than 40 years of experience in legal issues relating to the mining industry.  He was a practicing attorney at Holland & Hart LLP from February 1995 until his retirement as a Partner in December 2009 and as Of Counsel in July 2011.  His former practice included providing legal counsel on diverse mining issues, including operational and regulatory matters, litigation, arbitration, structuring and negotiation of mining related transactions, and many other legal activities associated with mining and exploration and development activities.  After retiring from Holland & Hart LLP, Mr. Schlauch continued to provide legal consulting for the Company until July 2012.  Mr. Schlauch has worked extensively on public land legal issues as they relate to location, maintenance and patenting of mining and mill site claims, land exchanges, acquisition of various property use rights and the resolution of claim conflicts.  From 2000 to 2010, he served as an Adjunct Professor of Law at the University of Denver School of Law, where he taught courses on international mineral law and policy.  Mr. Schlauch has been active in natural resource industry professional organizations and is the past President of the Rocky Mountain Mineral Law Foundation, as well as the past President of the International Mining Professionals Society.  Mr. Schlauch graduated cum laude with an A.B. in chemistry from Colgate University in 1963 and obtained a law degree in 1966 at the University of Virginia.  From April 2005 until February 2020, Mr. Schlauch held an appointment as an Honorary Lecturer and Course Director on the Faculty of the Centre for Energy, Petroleum and Minerals Law and Policy at the University of Dundee, Scotland.  Since 2013, Mr. Schlauch has been employed by the U.S. Department of Commerce as an expert consultant on the development of sustainable mining industries in Afghanistan, Kosovo, Mauritania and Saudi Arabia.

Mr. Schlauch has specialized knowledge on mining law in the United States and mineral law and policy generally.  Mr. Schlauch’s experience in the legal community with a practice focused on counseling mining companies regarding a wide array of mineral law issues brings unique knowledge to the Board that is valuable to the Board’s oversight of its current Bear Lodge property and execution of its business plan.  Accordingly, the Board believes that Mr. Schlauch should be re-elected to serve on the Board.

Lowell A. Shonk has 40 years of experience in the copper, molybdenum, gold, coal, iron ore, industrial minerals and lithium extractive and processing industries, holding positions as a financial executive at operational, divisional and corporate levels.  Mr. Shonk is one of the founding partners and Board Secretary of Cupric Canyon Capital LLC (“Cupric”), a private equity company in partnership with Global Natural Resource Investments (formerly a unit of Barclays Bank PLC).  Cupric’s wholly owned affiliate, Khoemacau Copper Mining (Pty) Ltd, holds a fully funded construction stage large high-grade copper–silver project in Botswana.  He served as Cupric’s Chief Executive Officer from February 2012 to March 2013 and as its Chief Financial Officer from January 2010 to February 2012.  Prior to his Cupric involvement, Mr. Shonk served as Vice President of Financial and Operational Analysis at Phelps Dodge Corporation and Freeport-McMoRan Copper & Gold Inc. from 1999 through 2009.  Mr. Shonk also served as Controller and/or Chief Financial Officer in various divisions of Cyprus Amax Mineral Company and its predecessor mining companies beginning in 1979.  Mr. Shonk is the former chairman of the audit committee of the Society of Mining, Metallurgy and Exploration (2010-2016).  From 2001 to 2009, he served on the board of directors and as chairman of the audit committee of Apache Nitrogen Products Inc.  He obtained his undergraduate degree in Economics from Indiana University, a master’s degree in Mineral Economics from Colorado School of Mines and an MBA from the University of Colorado – Denver.

Mr. Shonk has extensive, high-level executive mining experience, specifically in the financial, strategic and valuation areas.  His specialized financial background brings to the Board experience with financial and accounting statements, audit oversight and internal controls.  He further brings to the Board a background in mining mergers and acquisitions and business combinations.  Accordingly, the Board believes that Mr. Shonk should be re-elected to serve on the Board.

Executive Committee

The Company does not currently have an executive committee of its Board.

Director Independence

The Board reviewed and determined independence under National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) of each current director and director nominee.  In making its independence determination, the Board considered the circumstances described below.

Based upon his position as an executive officer of the Company, the Board determined that Mr. Scott is not independent.

The Board has concluded that each of Messrs. Grandey, Brundage, Mushinski, Roberts, Schlauch and Shonk are independent. As a result of these analyses, the Board has determined that the proposed seven directors would constitute a Board consisting of a majority of independent directors, as required under NI 58-101.

Family Relationships

There are no family relationships among any directors, officers or persons nominated to be directors of the Company.

Arrangements between Officers and Directors

No proposed director is being elected under any arrangement or understanding between the proposed director and any other person or company except for (i) the director and executive officer of the Company acting solely in such capacity (Mr. Scott) and (ii) the Synchron designees on the Board (Messrs. Brundage, Mushinski and Roberts) pursuant to the Investment Agreement and the exercise of the Option described below between the Company and Synchron.

Pursuant to and subject to the terms and conditions of the Investment Agreement dated October 2, 2017 between the Company and Synchron (the “Investment Agreement”), as long as Synchron’s fully diluted ownership in the Company is at least 33.0%, Synchron has the right to designate two directors for appointment or election to the Board, where the Board is comprised of six or seven directors following such appointment or election.  Messrs. Mushinski and Roberts were identified by Synchron as its designees and have served on the Board since November 17, 2017. On October 16, 2019, the Company issued to Synchron an additional 24,175,000 Common Shares in connection with the exercise by Synchron of its common share purchase option dated October 2, 2017 (the “Option”).  As a result, Synchron’s ownership of outstanding Common Shares increased from approximately 33.5% to approximately 49.0%. With Synchron’s exercise of the Option, Synchron obtained the right to designate one additional director for appointment or election to the Board.  Mr. Brundage, Synchron’s third designee, was elected to the Board at the annual meeting of shareholders held on December 18, 2019.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Company, no director and no proposed director of the Company is, or within the 10 years prior to the date of this Circular has been, a director or executive officer of any company that (i) was subject to a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days (any of the foregoing being an “order”), that was issued while he was acting in the capacity of director, chief executive officer or chief financial officer of that company; or (ii) was subject to an order that was issued after he ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while he was acting in that capacity.

To the knowledge of the Company, no director or proposed director of the Company is, or within the 10 years prior to the date of this Circular has been, a director or executive officer of any company that (i) was bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his or her assets; or (ii) within one year of his ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Individual Bankruptcies

No director or proposed director of the Company has, within the 10 years prior to the date of this Circular, become bankrupt or made a proposal under any legislation relating to bankruptcy or insolvency, or been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Penalties or Sanctions

None of the proposed directors has (i) been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority, (ii) entered into a settlement agreement with a securities regulatory authority or (iii) been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder making a decision about whether to vote for the proposed director or in making an investment decision.

The Board recommends that shareholders vote “FOR” each of the nominees for director.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, which consists entirely of independent directors, intends to nominate Plante & Moran, PLLC (“Plante Moran”) for re-appointment as auditor of the Company.

As a matter of good corporate governance, a resolution will be presented at the Meeting to ratify the appointment by the Audit Committee of Plante Moran to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Proxies given pursuant to the solicitation by the management of the Company will, on any poll, be voted as directed, or, if there is no direction, will be voted “FOR” the re-appointment of Plante Moran as auditor of the Company until the close of the next annual general meeting of the Company, at an amount of remuneration to be fixed by the directors.  ESK&H LLLP, which was acquired by Plante Moran effective October 1, 2018, was first appointed as auditor of the Company on February 1, 2012.

Representatives of Plante Moran are expected to be present vi teleconference at the Meeting. The Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire, and such representatives are expected to be available to respond to appropriate questions.

The auditor must be appointed by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends that shareholders vote “FOR” the appointment of

Plante & Moran, PLLC as the auditor of the Company for the fiscal year ending December 31, 2020.

EXECUTIVE OFFICERS

The following table sets out the name and age of the Company’s current executive officer, his state and country of residence, the offices he holds within the Company, and the dates since which he has served as an officer of the Company:

Name, Age, Province or State and Country of Residence and Positions, current and former, if any, held in the Company	Served as officer since
RANDALL J. SCOTT, 68 Colorado, USA Director, President and Chief Executive Officer	December 15, 2011

The following is a brief biography of the Company’s executive officer:

Randall J. Scott currently serves as President and Chief Executive Officer of the Company.  Mr. Scott is a metallurgical engineer with over 35 years of experience in the mining industry.  His experience includes leading performance teams in operations, administration, project development, program management, business development and major improvement initiatives.  Mr. Scott was appointed as a director of the Company in February 2012 and as President and Chief Executive Officer in December 2011.  Mr. Scott previously worked for Thompson Creek Metals Company Inc. as Vice President, Corporate Responsibility and Strategy from May 2011 to November 2011, as Director, Strategic Management from August 2010 to May 2011 and as Project Sponsor, Enterprise Resource Planning Implementation from January 2010 to August 2010.  Prior to that, he served as Vice President of Metals Norwest Corporation during January 2010.  From 2002 until 2009, he served as the Principal Real Estate Agent and Team Leader for Scott Home and Land Real Estate Team.  Mr. Scott held senior management positions with Cyprus Amax Coal Company and RAG American Coal Company from 1995 to 2001, and prior to that Mr. Scott held senior management positions with Cyprus Metals Company from 1989 until 1995.  Mr. Scott received his Bachelor of Science degree in metallurgical engineering from the Colorado School of Mines and his Masters of Business Administration from the University of Arizona.

Named Executive Officers

“Named Executive Officer” or “NEO” means (a) all individuals who served as Chief Executive Officer of the Company during the fiscal year ended December 31, 2019; (b) each of the two most highly compensated executive officers, or the two most highly compensated individuals acting in a similar capacity, other than the Chief Executive Officer, at the end of the fiscal year ended December 31, 2019; and (c) each individual who would be an NEO under clause (b) above but for the fact that the individual was neither an executive officer of the Company, nor acting in a similar capacity, at the end of that fiscal year.

During the fiscal year ended December 31, 2019, the Company had one NEO: Randall J. Scott, President and Chief Executive Officer of the Company.

SHARE OWNERSHIP TABLE

The following table sets forth certain information regarding beneficial ownership, control or direction, directly or indirectly, of the Company’s Common Shares, as of April 17, 2020 by (i) the Company’s sole NEO and directors and (ii) the Company’s NEO and directors as a group.

	Amount and Nature of Beneficial Ownership *
Name and Position (1)	Common Shares(2)		Percentage of Class (3)
Gerald W. Grandey – Director and Chairman Saskatoon, SK, Canada	825,000	(4)	0.79%
Randall J. Scott – Chief Executive Officer and President, Director Littleton, CO, USA	739,001	(5)	0.71%
Lowell A. Shonk – Director Paradise Valley, Arizona, USA	530,000	(6)	0.51%
Paul J. Schlauch – Director Greenwood Village, CO, USA	510,000	(7)	0.49%
Kenneth J. Mushinski – Director Escondido, CA, USA	Nil	(8)	0.00%
David I. Roberts – Director Solana Beach, CA, USA	Nil	(8)	0.00%
Barton S. Brundage Parker, CO, USA	Nil	(8)	0.00%
All named executive officers and directors as a group	2,604,001		2.50%

*Pursuant to Rule 13d-3 under the Exchange Act, beneficial ownership includes shares as to which the individual has or shares voting power or investment power, and any shares that the individual has the right to acquire within 60 days of April 17, 2020, including through the exercise of any option, warrant, or right.  For each individual who holds options, warrants or rights to acquire Common Shares, the Common Shares underlying those securities are treated as owned by that holder and as outstanding Common Shares when that holder’s percentage ownership of Common Shares is calculated.  Those Common Shares are not treated as outstanding when the percentage ownership of any other holder is calculated.

(1)Mailing address for all directors and executive officers is c/o Rare Element Resources, Ltd., P.O. Box 271049, Littleton, Colorado 80127.

(2)Includes Common Shares held as of April 17, 2020, plus Common Shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days after April 17, 2020.

(3)In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable percentage of ownership for each person is based on 104,007,066 Common Shares outstanding as of April 17, 2020.

(4)Includes 200,000 Common Shares and 625,000 Common Shares subject to options held by Mr. Grandey personally.

(5)Includes 14,001 Common Shares and 725,000 Common Shares subject to options held by Mr. Scott personally.

(6)Includes 30,000 Common Shares and 500,000 Common Shares subject to options held by Mr. Shonk personally.

(7)Includes 10,000 Common Shares and 500,000 Common Shares subject to options held by Mr. Schlauch personally.

(8)Excludes Common Shares owned by Synchron, of which Mr. Mushinski is the President and Mr. Roberts is a director, and an affiliate of which Mr. Brundage is an officer.  Pursuant to and subject to the terms and conditions of an Investment Agreement between the Company and Synchron, Synchron has the right to designate three directors for appointment or election to the Board, where the Board is comprised of seven directors following such appointment.  Messrs. Brundage, Mushinski and Roberts are the three Synchron designees.

Change in Control

The Company has no knowledge of any arrangement that might result in a change in control in the future.  To the Company’s knowledge, there are no arrangements, including any pledge by any person of the Company’s securities, the operation of which at a subsequent date may result in a change in the Company’s control.

Quorum

The Company’s Articles provide that any two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued and outstanding Common Shares entitled to be voted at the Meeting shall constitute a quorum.

Dissenters’ Rights of Appraisal

No action is proposed herein for which the Business Corporations Act (British Columbia) or the Articles of the Company provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

CORPORATE GOVERNANCE DISCLOSURE

NI 58-101 requires all reporting issuers to provide certain annual disclosure of their corporate governance practices with respect to the corporate governance guidelines (the “Guidelines”).  These Guidelines are not prescriptive but have been used by the Company in adopting its corporate governance practices.  The Board has approved and adopted a set of policies on corporate governance, which include a Code of Business Conduct and Ethics for Directors, Officers and Employees (“Code of Conduct”), Audit Committee Charter, Procedures for Treatment of Complaints and Concerns Regarding Accounting, Internal Accounting Controls and Auditing Matters and NCG&C Committee Charter, all of which are available on the Company’s website.  The Company’s approach to corporate governance is set out below.  Please note that some of the information set forth in this section serves the dual purpose of satisfying NI 58-101 as well as certain U.S. proxy statement disclosure requirements.

	GOVERNANCE DISCLOSURE GUIDELINE UNDER NI 58-101	COMMENTS
1.	Board of Directors (a) Disclose the identity of the directors who are independent.

Following the Meeting, the Board will be comprised of seven directors.  Six of the directors are independent and one is not independent, as discussed below.  The Board considers Gerald W. Grandey, Barton S. Brundage, Kenneth J. Mushinski, David I. Roberts, Paul J. Schlauch and Lowell A. Shonk to be independent directors.  Therefore, the majority of the Board will be independent within the meaning of, and as required by, NI 58-101.

(b) Disclose the identity of the directors who are not independent, and describe the basis for that determination.

The Board considers Randall J. Scott to not be an independent director.  Randall J. Scott is not an independent director because he is an officer of the Company.

The Board is responsible for determining whether or not each director is an independent director.  To do this, the Board analyzes all the relationships of the directors with the Company and its subsidiaries.  Those directors who do not meet the meaning of independence as provided in NI 58-101 were deemed to not be independent directors.  More information about each director nominee can be found in the section titled “Proposal No. 1: Election of Directors” in this Circular.

	(c) Disclose whether or not the chair of the board is an independent director.	The Chairman of the Board, Gerald W. Grandey, is an independent director. The Chairman’s role and responsibilities include overseeing the function and effectiveness of the Board.
2.

Directorship

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a Canadian, U.S. or foreign jurisdiction, identify both the director and the other issuer.

None

3.	Attendance at Board Meetings Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s fiscal year ended December 31, 2019.

Total number of Board meetings held from January 1, 2019 through December 31, 2019: 5

                                        Number of Board          Number of Committee

Name of Director    Meetings Held/Attended    Meetings Held/Attended

Gerald W. Grandey5/54/4

F. Steven Mooney4/51/2

Kenneth J. Mushinski4/44/4

David I. Roberts4/42/2

Paul J. Schlauch5/52/2

Randall J. Scott5/5N/A

Lowell A. Shonk5/54/4

Barton S. Brundage1/11/1

None of the incumbent directors of the Company, who were directors in 2019 for the entire year, attended fewer than 75% of the Board meetings held of which they were eligible to attend since the beginning of the fiscal year ended December 31, 2019.  Messrs. Mushinski and Roberts were excused as Synchron affiliates from one Board meeting held regarding the Synchron option exercise.  Mr. Mooney served on the Board until December 18, 2019.  Mr. Brundage was elected to the Board on December 18, 2019.

Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance.  If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s completed financial year ended December 31, 2019.  If the independent directors do not hold such meetings, describe what the board does to facilitate open and candid discussion among its independent directors.

Since the beginning of the Company’s fiscal year ended December 31, 2019, the Company has held four executive sessions for its independent directors without the presence of management or non-independent directors.  To facilitate open and candid discussion amongst its independent directors, such directors are encouraged to communicate with each other directly to discuss ongoing issues pertaining to the Company as well as to call and hold meetings of the Audit Committee and the NCG&C Committee, each of which is comprised entirely of independent directors.

4.

Position Descriptions

(a) Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee.  If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position.

At this time, no written position descriptions have been developed for the Chairman of the Board or the Chair of each of the Company’s Audit Committee and NCG&C Committee.  The Board delineates the role and responsibilities for the Chair of each of the Company’s Audit Committee and NCG&C Committee by providing such individuals with the applicable mandate and charter of each committee.

(b) Disclose whether or not the board and CEO have developed a written position description for the CEO.  If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.

At this time, no written position description has been developed for the CEO of the Company.  The role and responsibilities for the CEO, as established by the Board, are set forth in the CEO’s employment agreement with the Company effective January 1, 2018, and annual performance metrics and goals are established and approved by the Board.

5.

Orientation and Continuing Education

Describe what steps, if any, the board takes to orientate new board members and describe what measures, if any, the board takes to provide continuing education for directors.

At this time, the Board does not have a formal orientation or education program for its members.

When new directors are elected or appointed, they receive orientation, commensurate with their previous experience, on the Company’s business and on the responsibilities of directors.

Board meetings may also include presentations by the Company’s management, and presentations by technical and industry consultants, to give the directors additional insight into the Company’s business.

6.	Ethical Business Conduct Describe what steps, if any, the board takes to encourage and promote a culture of ethical business conduct.

The Board has adopted a Code of Conduct to encourage and promote a culture of ethical business conduct.  It also promotes ethical business conduct through the nomination of Board members it considers ethical, through avoiding and minimizing conflicts of interest and by having a majority of its Board members independent of corporate matters.  A copy of the Code of Conduct may be found on the Company’s website at www.rareelementresources.com.

7.

Nomination of Directors

Describe the process by which the board identifies new candidates for board nomination.  Disclose whether or not the board has a nominating committee composed entirely of independent directors.  If the board does not have a nominating committee composed entirely of independent directors, describe what steps the board takes to encourage an objective nomination process.  If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Board, through its NCG&C Committee, considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.  The NCG&C Committee is composed entirely of independent directors.  The responsibilities, powers and operation of the NCG&C Committee are described elsewhere in this Circular.

8.

Compensation

Describe the process by which the board determines the compensation for the issuer’s directors and officers.  Disclose whether or not the board has a compensation committee composed entirely of independent directors.  If the board does not have a compensation committee composed entirely of independent directors, describe what steps the board takes to ensure an objective process for determining such compensation.  If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The NCG&C Committee is required to review the compensation for directors and executives.

The NCG&C Committee reviews the adequacy and form of, and recommends to the Board, the compensation for directors and executives, which may include annual retainers, meeting fees, option grants and other benefits received by directors to ensure that the compensation received accurately reflects the risks and responsibilities involved in being an effective director or executive.  For more information regarding compensation paid to directors and executives, see the sections entitled “Director Compensation” and “Summary Compensation Table” in this Circular.

The NCG&C Committee is composed entirely of independent directors.  The responsibilities, powers and operation of the NCG&C Committee are described elsewhere in this Circular.

9.	Other Board Committees If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board has two standing committees:

a)Audit Committee; and

b)NCG&C Committee

Additional information regarding the above committees is included under the section “Company Information—Corporate Governance” on the Company’s website at www.rareelementresources.com.

10.

Assessments

Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution.  If assessments are regularly conducted, describe the process used for the assessments.  If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

Currently, the Board takes responsibility for monitoring and assessing its own effectiveness, including reviewing the Board’s decision-making processes and quality and adequacy of information provided by management, and the performance of individual directors and its committees.  The majority of Board meetings include non-employee director executive sessions where the topic of Board effectiveness is undertaken.

Communications with the Board of Directors

Shareholders may send communications to the Board, the Chairman or one or more of the non-management directors by using the contact information provided on the Company’s website at www.rareelementresources.com.  Shareholders may also send communications by letter addressed to the Corporate Secretary of the Company at P.O. Box 271049, Littleton, Colorado 80127.  All communications addressed to the Corporate Secretary will be received and reviewed by that officer.  The receipt of concerns about the Company’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee.  The receipt of other concerns will be reported to the appropriate Committee(s) of the Board and/or to the Board itself, when necessary.

Board Leadership Structure

Currently, the Company has a separate President and CEO, Randall J. Scott, and Chairman of the Board, Gerald W. Grandey.  Mr. Grandey is an independent director.

Mr. Grandey was appointed Chairman on June 10, 2015 upon the resignation of Lowell A. Shonk, the prior interim Chairman.

Both the Company’s Audit Committee and NCG&C Committee are comprised entirely of independent directors, who meet regularly without management present.  The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s share base, the Company’s peer group and other relevant factors, and has determined that a separate Chairman of the Board and Chief Executive Officer is currently the most appropriate leadership structure for the Company.

The Board believes that adequate structures and processes are in place to facilitate the functioning of the Board independently of the Company’s management.  The independent directors met together four times during fiscal year ended December 31, 2019.  Annual meetings of the independent directors, chaired by the independent Chairman, give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance.  Accordingly, the Board believes that there is adequate leadership of the independent directors.

Ethical Business Conduct

The Board has adopted a Code of Conduct, which is based on the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general.  The Code of Conduct is available on the Company’s website at www.rareelementresources.com and on the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com.  The Code of Conduct applies to all directors, officers and employees, including the principal executive, financial and accounting officers.  The Audit Committee is responsible for setting the standards of business conduct contained in the Code of Conduct, and it annually reviews the Code of Conduct.

The Board, through the NCG&C Committee, is responsible for monitoring compliance with the Code of Conduct.  The Committee reviews, with management, any issues with respect to compliance with the Code of Conduct.  The Board intends to disclose on its website any waiver from a provision of its Code of Conduct that applies to any of its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of its Code of Conduct.  No waivers were granted from the requirements of the Company’s Code of Conduct during the fiscal year ended December 31, 2019, or during the subsequent period through to the date of this Circular.

The Board ensures that the directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.  The Code of Conduct sets out the procedure with respect to reporting conflicts of interest.  Actual or potential conflicts of interests are reported to the Chair of the NCG&C Committee.  Members of the NCG&C Committee are required to be particularly vigilant in reviewing and approving conflicts of interests.

Board Role in Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company.

Risk oversight begins with the Board and the Audit Committee.  The Audit Committee is chaired by Lowell A. Shonk.  Each member of the Audit Committee is considered to be independent under Exchange Act rules.  See section entitled “Audit Committee Report” for further description of Audit Committee independence determinations.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management.  The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.  The Audit Committee receives feedback from the external auditor with respect to certain financial accounting and internal control risks.

Management and third-party consultants perform ongoing internal control testing and assessments.  Management provides reliable and timely information to the Board regarding the Company’s effectiveness in identifying and appropriately controlling risks.  Annually, management presents to the Audit Committee a report summarizing the review of the Company’s methods for identifying and managing risks.

The Company also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee.  The Company’s risk management framework is designed to:

● provide that risks are identified, monitored, reported and quantified properly;

● define and communicate the types and amount of risk that the Company is willing to take;

● communicate to the appropriate management level the type and amount of risk taken;

● maintain a risk management program that is independent of the risk-taking activities; and

● promote a strong risk management culture that encourages a focus on risk-adjusted performance.

NOMINATING, CORPORATE GOVERNANCE
AND COMPENSATION COMMITTEE

The current members of the NCG&C Committee are David I. Roberts, Paul J. Schlauch (Chair), and Barton S. Brundage.  Each of the current members of the NCG&C Committee is considered to be independent within the meaning of NI 58-101.  The NCG&C Committee met two times during the fiscal year ended December 31, 2019.

NCG&C Committee Charter

The NCG&C Committee is governed by a charter which sets forth the NCG&C Committee functions, which are, among other things, to establish procedures for the director nomination process and recommend nominees for election to the Board; to develop and periodically review the effectiveness of the Board’s corporate governance guidelines; and to determine and recommend to the independent members of the Board the base salaries and annual incentive awards, including cash and equity-based incentive awards for the Chief Executive Officer, and where applicable, in consultation with the Chief Executive Officer, for other senior officers, on an annual basis.  The NCG&C Committee Charter is available on the Company’s website at www.rareelementresources.com.

Board Nominating Procedures

The NCG&C Committee believes that candidates for the Board should have (i) the ability to exercise objectivity and independence in making informed business decisions; (ii) extensive knowledge, experience and judgment; (iii) integrity; (iv) loyalty to the interests of the Company and its shareholders; (v) a willingness to devote the extensive time necessary to fulfill a director’s duties; (vi) the ability to contribute to the diversity of perspectives present in board deliberations; and (vii) an appreciation of the role of the Company in society.  The NCG&C Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates.  Please see the section captioned “Proposal No. 1: Election of Directors – Director and Nominee Experience and Qualifications” for further information on board qualification criteria.

Shareholders may submit recommendations in writing by a letter addressed to the CEO of the Company or the Chair of the NCG&C Committee.  The NCG&C Committee will carefully consider each shareholder recommendation, evaluating each shareholder-recommended candidate for director under the same standards as candidates identified by any other method.

Gender Diversity on the Board

The NCG&C Committee and the Board do not currently have a formal policy with regard to the consideration of diversity in identifying director nominees.  While the Board recognizes the benefits of diversity and inclusion at all levels within its organization, it does not currently have any targets, rules or formal policies that specifically require the identification, consideration, nomination or appointment of female board nominees or candidates for executive management positions or that would otherwise force the composition of the Board or the Company’s executive management team.  Board nominations and appointments are assessed solely based upon the merits of the candidates, in the context of the skills, experience and independence which the Board requires in order to be effective; however, the NCG&C Committee encourages candidate diversity, including gender diversity, in the process of identifying and vetting all candidates.  When searching for candidates for senior management positions, the Board focuses on attracting and retaining experienced and highly skilled individuals who can add value to its business, while also encouraging diversity.  Currently, the Company has no female Board members or executives.  The NCG&C Committee is expected to consider the introduction of a more formal policy regarding gender diversity at the Board level in the future.

Term Limits and Board Composition

The NCG&C Committee and the Board do not currently have a formal policy with regard to director term limits or retirement age in connection with individuals nominated for election as it does not believe that such policies would be in the best interests of the Company.  The Company operates in a unique industry, making it difficult to find qualified directors with the appropriate background and experience, and the introduction of a director term limit or retirement policy would impose further difficulty.  Notwithstanding the foregoing, the NCG&C Committee annually reviews and makes recommendations regarding the size, composition, operation, practice and tenure policies of the Board, with a view to effective oversight and decision making.  The NCG&C Committee believes that when selecting candidates to serve on the Board, it is in the best interests of the Company to consider the diversity of experience of the Board and review candidates who possess a range of skills, expertise, personality, education, background and other qualities for nomination.  The Board strives to achieve a balance between the desirability to have a depth of experience from its members and the need for renewal and new perspectives.  The NCG&C Committee assesses the effectiveness of this approach as part of its annual review of its charter.

The NCG&C Committee reviews the size of the Board annually.  The Board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience.  The Board believes that the current size of seven members best serves the Company’s needs in the fiscal year to come.  The NCG&C Committee recommended to the Board all the nominees for directors in this Circular.

Pursuant to and subject to the terms and conditions of the Investment Agreement and with the exercise of the Option, Synchron has the right to designate three directors for appointment or election to the Board, where the Board is comprised of seven directors following such appointment or election.

Compensation Functions

The NCG&C Committee is responsible for reviewing and making recommendations to the Board regarding the Company’s compensation policies and programs as well as salary and benefit levels for individual executives.  The Board, in turn, gives final approval on compensation matters.  The NCG&C Committee does not and cannot delegate its authority to determine director and executive officer compensation.

AUDIT COMMITTEE REPORT

The Company has a separately designated, standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  Under Canadian securities laws, the Company is required to have an audit committee comprised of not less than three directors.  Each member of the Audit Committee must meet the independence requirements imposed by applicable law and must not be an employee, officer or affiliate of the Company.  The Company’s current Audit Committee consists of Lowell A. Shonk (Chair), Gerald W. Grandey, and Kenneth J. Mushinski.  The Audit Committee’s functions are to oversee the accounting and financial reporting process and the audit of the annual financial statements of the Company.  The Audit Committee met four times during the fiscal year ended December 31, 2019.

Audit Committee Charter

The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board, assists the Board in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others; (ii) the independent auditor’s qualifications, independence and performance; (iii) the internal controls that management and the Board have established; (iv) the audit, accounting and financial reporting processes generally; and (v) compliance by the Company with legal and regulatory requirements.  The text of the Audit Committee’s Charter is available on the Company’s website at www.rareelementresources.com.

Independence

The Company’s Board has determined that all of the members of the Company’s Audit Committee are independent within the meaning of National Instrument 52-110 – Audit Committees (“NI 52-110”).

Audit Committee Financial Expert

The Company’s Board has determined that Lowell A. Shonk, Chair of the Audit Committee, satisfies the requirement of an “audit committee financial expert,” as defined under Item 407 of the Regulation S-K, and Messrs. Shonk, Grandey and Mushinski each are “financially literate” within the meaning thereof set forth in NI 52-110.

Audit Committee Oversight

Since the commencement of the fiscal year ended December 31, 2019, the Audit Committee has not made any recommendations to nominate or compensate an external auditor which were not adopted by the Board.

Audit Committee Report

The Audit Committee has reviewed and discussed with the Company’s management the Company’s audited consolidated balance sheet at December 31, 2019 and consolidated statements of operations and comprehensive loss, cash flows and shareholder’s equity for the fiscal year ended December 31, 2019.

The Audit Committee has discussed with Plante Moran the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received the written disclosures and the letter from Plante Moran required by the applicable requirements of the PCAOB regarding Plante Moran’s communications with the Audit Committee concerning independence, and has discussed with Plante Moran its independence.

Based on the financial statement review, discussions with Plante Moran and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Submitted on behalf of the Audit Committee,

LOWELL A. SHONK (Chair)

GERALD W. GRANDEY

KENNETH J. MUSHINSKI

Pre-Approval Policies and Procedures

The Audit Committee has not adopted any specific policies and procedures for the engagement of non-audit services.  Consistent with applicable laws, other than audit, review or attestation services, all other services provided by the Company’s auditor are to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided that the Audit Committee is informed of each particular service.  All of the engagements and fees discussed below under the heading “Audit Fees” for the fiscal years ended December 31, 2019 and 2018 were pre-approved by the Audit Committee.

Since the commencement of the Company’s most recently completed financial year, the Audit Committee has not made any recommendations to nominate or compensate an external auditor which were not adopted by the Board of the Company.

Audit, Audit-Related, Tax, and Other Fees

Effective as of October 1, 2018, Plante Moran, the independent registered public accounting firm for the Company, combined with EKS&H LLLP (“EKS&H”).  As a result of this transaction, on October 1, 2018, EKS&H resigned as the independent registered public accounting firm for the Company.  Concurrent with such resignation, the Audit Committee approved the engagement of Plante Moran as the new independent registered public accounting firm for the Company.  The following table sets forth the fees incurred by the Company to Plante Moran and EKS&H for services rendered in the fiscal years ended December 31, 2019 and 2018:

	2019	2018
Audit Fees	$57,552	$82,610
Audit-Related Fees	–	–
Tax Fees	11,000	13,980
All Other Fees	–	–
Total	$68,552	$96,590

“Audit Fees” represent fees for the audit of the Company’s annual financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees for professional services.

“Tax Fees” represent fees for professional services rendered for tax compliance, tax advice and tax planning on actual or contemplated transactions.

“All Other Fees” consist of fees for products and services other than the services reported above.

SUMMARY COMPENSATION TABLE

Set out below is a summary of compensation paid to the Company’s NEO during the fiscal years ended December 31, 2019 and 2018:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	All Other Compensation ($)	Total ($)
Randall J. Scott	2019	$210,000	$35,000	$15,615	$–	$260,615
President and Chief Executive Officer	2018	$210,000	$–	$–	$–	$210,000

(1)The grant date fair value of option-based awards is determined by the Black-Scholes Option Pricing Model with certain assumptions for the risk-free interest rate, dividend yields, volatility factors of the expected market price of the Common Shares and expected life of the options.

Narrative Discussion of Compensation and Plan-Based Awards

Employment Agreements

The Company has historically maintained employment agreements with its executive officers, including Mr. Scott.  The material terms of prior employment agreements have included (a) employment for an indefinite term unless employment is terminated as provided in the agreement; (b) severance arrangements, including upon a change in control; (c) a base salary; and (d) participation in the stock option plans of the Company (as described below), the incentive bonus, and the Company’s benefit plans as are from time to time available to executive officers of the Company.

Mr. Scott has had an employment agreement with the Company since April 2013.  From that date until late 2017 there were multiple amendments to the agreement, involving adjustments to the base salary, and severance compensation payable under the agreement.  In December 2017, the NCG&C Committee recommended to the Board that Rare Element Resources, Inc., a subsidiary of the Company, enter into a revised employment agreement with Mr. Scott to replace his prior employment and severance compensation agreements, as amended.  On February 22, 2018, effective as of January 1, 2018, Rare Element Resources, Inc. and Mr. Scott entered into a new employment agreement (the “Employment Agreement”).  Pursuant to the terms of the Employment Agreement, (i) Mr. Scott’s initial annual base salary is US$210,000, effective as of January 1, 2018; (ii) Mr. Scott will be eligible to receive an annual performance bonus and such long-term incentive awards as may be determined by the Board; and (iii) Mr. Scott will be eligible to participate in the employee benefit programs, if offered, by the Company.

Additionally, Mr. Scott is entitled to separation benefits in the event that his employment is terminated by the Company without “cause” or by Mr. Scott for “good reason” (in each case, as defined in the Employment Agreement) due to certain reasons, including a material change in title or duties, a material reduction in compensation, a material geographic relocation, or a material breach of the Employment Agreement by the Company, in each case which the Company has failed to cure.  The severance payment to be received by Mr. Scott upon termination under the circumstances described above will be equal to one year of Mr. Scott’s base salary in effect on the date of termination and paid to Mr. Scott in a lump sum 60 days after the date of such termination.  In addition, Mr. Scott’s equity incentive awards will vest automatically upon such termination.

Equity Plan

As of the date of this Circular, there were 4,100,000 stock options outstanding, representing approximately 3.9% of the current outstanding Common Shares, under a 10% rolling stock option plan (the “RSOP”).  Material terms of the RSOP are set out below.

The NCG&C Committee may, subject to ratification from the Board, from time to time grant to directors, employees or consultants options to acquire Common Shares under the RSOP.  The maximum number of Common

Shares issuable under the RSOP shall not in the aggregate exceed 10% of the issued and outstanding Common Shares (calculated as at the award date of such options).  The Company is prohibited from granting options (i) to any one person where the grant would result in such person holding options to acquire Common Shares in excess of 5% of the issued and outstanding Common Shares; or (ii) that will result in the number of Common Shares issuable to insiders of the Company at any time being in excess of 10% of the issued and outstanding Common Shares as at the award date or that will result in the number of Common Shares issued to insiders of the Company within any one-year period being in excess of 10% of the issued and outstanding Common Shares as at the award date under the RSOP or when combined with all of the Company’s other security-based compensation arrangements.

The exercise price of options shall be determined by the NCG&C Committee as of the award date and shall not be less than the closing price of the Common Shares on the stock exchange where the majority of the trading volume and value of the Common Shares occurs on the last day immediately preceding the award date.  The NCG&C Committee retains the discretion to impose vesting periods on any options granted.  The Company does not offer financial assistance in respect of the exercise of options.

The expiry date of an option shall be determined in the discretion of the NCG&C Committee and shall not exceed the tenth anniversary of the award date of such option subject to extensions in the case of a trading blackout.  Unless the NCG&C Committee decides otherwise, options granted under the RSOP will expire (i) one year after the option holder’s death or disability, and any options which are unvested as of the date of death or disability will not vest; (ii) 90 days after an option holder who is a director ceases to be a director of the Company other than by reason of death or disability, in which case all unvested options shall immediately vest and become exercisable unless the option holder continues to be an employee or consultant, in which case the options will not so vest and the expiry date will remain unchanged; (iii) on the date the option holder ceases to be a director as the result of certain prescribed circumstances, in which case any unvested options will not vest; (iv) 90 days after the option holder ceases to be employed by the Company (other than by reason of death, disability, mandatory retirement, a change of control, termination for cause or as a result of an order of a regulatory body) unless the employee continues to be a director or consultant, in which case the expiry date remains unchanged, or unless the option holder ceases to be an employee (a) as a result of termination for cause; or (b) by order of the British Columbia Securities Commission, the Ontario Securities Commission, or any other regulatory body having jurisdiction to so order, in which case the expiry date shall be the date the option holder ceases to be an employee (all options which are not vested as of the date the employee ceases to be employed shall not vest unless the option holder continues to be a director or consultant of the Company, in which case the vesting of the options shall be unchanged; if the employee ceases to be an employee by reason of mandatory retirement, all unvested options will immediately vest and become exercisable and the expiry date will be one year from the date of retirement); (v) 90 days after an option holder who is a consultant of the Company ceases to be a consultant by reason of the completion or termination of the contract under which the consultant provides services to the Company unless the option holder continues to be engaged as a director or employee of the Company, in which case the expiry date shall be 90 days after the date the option holder ceases to be a director or employee.  Any options which are unvested as of the date the option holder ceases to be a consultant will not vest unless the option holder continues to be engaged as a director or employee, in which case the vesting of the options shall be unchanged.  If upon completion of the contract under which the consultant provided services to the Company the consultant is subsequently hired by the Company as an employee, the options previously granted to the consultant will flow through to the employee on the same terms and conditions as the original grant of options.

In the case of an employee or consultant (who is not also a director or officer) ceasing to be an employee or a consultant as a result of a change of control at any time within six months after the effective date of the change of control, notwithstanding the vesting provisions of the option, all unvested options of the option holder will immediately vest and become immediately exercisable, and the expiry date shall be the earlier of the pre-existing expiry date and the date 90 days following the date on which the employee or consultant ceased to be such.  In the case of a director or officer who ceases to be an employee, director or consultant under these circumstances, all unvested options of the option holder will immediately vest and become immediately exercisable, and the expiry date shall be the earlier of the pre-existing expiry date and the date two years following the date on which the employee, director or consultant ceased to be such.  In the event that the Company enters into an agreement with another entity which may result in a change of control, or a “takeover bid” within the meaning of the Securities Act (British Columbia) is made for the Company by another entity which may result in a change of control, all unvested options of the option holders will immediately vest and become immediately exercisable as of the date of the agreement or takeover bid.

Options are non-assignable and non-transferable.  Notwithstanding the foregoing, an option holder may transfer an option to a corporation which is 100% owned by the option holder provided that the transfer is permitted by, and is effected in accordance with, the applicable securities laws.

The Board shall have the power, without shareholder approval, at any time and from time to time, either prospectively or retrospectively, to amend, suspend or terminate the RSOP or any option granted under the RSOP, provided always that any such amendment shall not, without the consent of the option holder, alter the terms or conditions of any option or impair any right of any option holder pursuant to any option awarded prior to such amendment in a manner materially prejudicial to such option holder.  Additionally, such termination shall be subject to any necessary stock exchange, regulatory or shareholder approval.

The RSOP was initially approved by shareholders of the Company at the annual and special meeting of shareholders on December 2, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth the outstanding option awards held by the NEO of the Company as of December 31, 2019.

Outstanding Equity Awards at Fiscal Year-End

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Randall J. Scott	–	250,000	0.07	2/18/2024
	250,000	–	0.25	11/17/2022
	200,000	–	0.04	12/29/2021
	150,000	–	0.04	12/13/2021
	100,000	–	0.32	1/22/2020

POTENTIAL PAYMENTS UPON TERMINATION

Previously, the Company had entered into employment and severance compensation agreements with Mr. Scott, which agreements were replaced with the Employment Agreement.  Pursuant to the Employment Agreement, Mr. Scott is entitled to separation benefits in the event that his employment is or was terminated by the Company without “cause” or by Mr. Scott for “good reason” (in each case, as defined in the Employment Agreement) due to certain reasons, including a material change in title or duties, a material reduction in compensation, a material geographic relocation, or a material breach of the Employment Agreement by the Company, in each case which the Company has failed to cure.  The separation benefits to be received by Mr. Scott upon termination under the circumstances described above must equal Mr. Scott’s base salary in effect on the date of termination.  The separation benefits are not contingent upon any change in control and are to be paid to Mr. Scott in a lump sum 60 days after the date of such termination.  In addition, Mr. Scott’s equity incentive awards vest automatically upon such termination.

The table below sets out the estimated payments due to the NEO employed by the Company as of December 31, 2019 on a qualifying termination without cause, assuming termination took place pursuant to the Employment Agreement:

Name
	Base Salary	Total (1)
	($)	($)
Randall J. Scott	210,000	210,000

(1)Termination payments, if applicable, are made in a lump sum to the NEO upon a qualifying termination.

DIRECTOR COMPENSATION

Non-employee directors other than the Chairman and the Synchron director designees receive annual compensation of $12,500, paid pro rata on a quarterly basis.  The Chairman receives annual compensation of $30,000 per year.  The directors of the Company are encouraged to hold Common Shares, thereby aligning their interests with those of the shareholders.  In addition to the annual compensation and stock option awards, the Company pays compensation to the Chair of the Audit Committee of $7,500 and the Chair of the NCG&C Committee of $5,000 per year.  The Synchron director designees elected not to receive any director compensation, including stock options.

The following table sets forth information regarding the compensation received by each of the Company’s non-employee directors during the fiscal year ended December 31, 2019:

Director Compensation

	Fees earned or paid in cash	Option awards	All other compensation	Total
Name	($)	($)	($)	($)
Gerald W. Grandey	30,000	–	9,369	39,369
Paul J. Schlauch	17,500	–	6,246	23,746
Lowell Shonk	20,000	–	6,246	26,246
F. Steven Mooney (1)	12,500	–	6,246	18,746
Kenneth J. Mushinski (2)	–	–	–	–
David I. Roberts (2)	–	–	–	–
Barton S. Brundage (2)	–	–	–	–

(1)Mr. Mooney served on the Board until December 18, 2019; however, his director compensation was not prorated to this date.

(2)Synchron’s director designees on the Board, Messrs. Mushinski, Roberts and Brundage, elected not to receive any director compensation, including stock options.  Mr. Brundage, was elected to the Board on December 18, 2019.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2019, we had one equity compensation plan under which our Common Shares have been authorized for issuance to our officers, directors, employees and non-employee consultants: our RSOP, which was adopted by our shareholders on December 2, 2011.

The following table sets out those securities of the Company which have been authorized for issuance under our equity compensation plan, as at December 31, 2019:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,450,000	$0.16	6,946,688
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	3,450,000	$0.16	6,946,688

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers of the Company or the proposed nominees for election to the Board, nor any associate or affiliate of the foregoing persons, are or have been indebted to the Company since the beginning of the fiscal year ended December 31, 2019.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company or any of the Board’s nominees for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, since the beginning of the Company’s last fiscal year in matters to be acted upon at the Meeting, other than the election of directors.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

On April 24, 2018, the Company executed an agreement with Umwelt-und Ingenieurtechnik GmbH Dresden (“UIT”), an affiliate of Synchron, to validate the Company’s rare earth processing technology as well as progress the Company’s intellectual property.  Because Synchron is a significant shareholder of the Company, the two directors of Rare Element appointed by Synchron as of the date of the UIT engagement abstained, and the remaining members of the Board approved the UIT engagement on April 17, 2018.  The UIT agreement was for an amount not to exceed $600,000, and the work was concluded in January 2019.

On February 14, 2019, the Company and UIT executed a second technology test work agreement to further validate the Company’s rare earth processing technology at pilot plant scale.  The Board approved the UIT pilot plant engagement on February 7, 2019.  Consistent with the Board action in 2018 approving the first engagement of UIT, the two directors of Rare Element appointed by Synchron as of the date of the UIT engagement abstained because Synchron is a significant shareholder of the Company and is an affiliate of UIT.  The UIT pilot plant agreement was for an amount not to exceed $700,000.  The February 14, 2019 UIT agreement was amended to further conduct rare earth separation testing on September 9, 2019 for an amount of $70,000.

On March 9, 2020, the Board of Directors approved the engagement of UIT for further pilot plant test work in an amount not to exceed $650,000. Under the 2020 engagement, UIT will optimize certain process steps, develop scale-up design criteria for a demonstration plant, and confirm operating and capital cost estimates. Consistent with the prior Board action engaging UIT, the three directors of Rare Element appointed by Synchron abstained because Synchron is a significant shareholder of the Company and is an affiliate of UIT. Since the execution of the UIT agreements, through December 31, 2019, the Company has incurred approximately $1,234,000 in costs related thereto.

Except as set forth above, none of the persons who were directors or executive officers of the Company or a subsidiary of the Company at any time during the fiscal year ended December 31, 2019, the proposed nominees for election to the Board, any person or company who beneficially owns, directly or indirectly, or who exercises control or direction over (or a combination of both) more than 10% of the issued and outstanding Common Shares of the Company, nor any associate or affiliate of those persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any transaction or proposed transaction which has materially affected or would materially affect the Company.

MANAGEMENT CONTRACTS

No management functions of the Company are, to any substantial degree, performed by a person or company other than the directors or executive officers of the Company, in their roles as such.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

The Company’s written corporate governance policies generally discourage transactions involving a potential conflict of interest.  The NCG&C Committee is generally responsible for overseeing compliance with the Company’s corporate governance policies, which require that transactions that could reasonably be considered to present a conflict of interest be reported to the NCG&C Committee.  However, the Audit Committee is responsible for overseeing compliance with the Code of Conduct contained in the Company’s corporate governance policies.  Specifically, the Audit Committee is responsible for reviewing and overseeing any transaction or contract exceeding or likely to exceed $120,000 involving the Company and a related party, including transactions subject to disclosure under Item 404 of Regulation S-K.  Generally, in reviewing such transactions, the Audit Committee considers the relevant facts and circumstances available and deemed relevant to each determination.

Except for the agreements with UIT referenced above, there are no material interests, direct or indirect, of any other director nominee or any of the current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than 5% of the outstanding Common Shares, or immediate family members of such persons, in any transaction since January 1, 2018, or in any proposed transaction in which the amount involved exceeded $47,905 (1% of the average of the Company’s total assets for the last two completed fiscal years).

GENERAL MATTERS

It is not known whether any other matters will come before the Meeting other than those set forth above and in the Notice of Meeting, but if any other matters do arise, the person named in the Proxy intends to vote on any poll, in accordance with his or her best judgment, exercising discretionary authority with respect to amendments or variations of matters set forth in the Notice of Meeting and other matters which may properly come before the Meeting or any adjournment of the Meeting.

SHAREHOLDER PROPOSALS

Under the Business Corporations Act (British Columbia Act) (“BCA”), the statute under which the Company is incorporated, shareholder proposals, including director nominees, must be received at the registered office of the Company at least three months before the anniversary of the previous year’s annual general meeting.  Under Rule 14a-8(e) of Regulation 14A to the Exchange Act, subject to certain exceptions, shareholder proposals must be received at the Company’s principal executive offices not less than 120 calendar days before the one-year anniversary of the Company’s release to shareholders of its management information and proxy circular in connection with the previous year’s annual meeting.  Because the shareholder proposal deadline under the BCA is more stringent for the Company and more favourable for shareholders, the Company will abide by it.  Accordingly, to be eligible for inclusion in the Company’s management information and proxy circular for the annual meeting of shareholders of the Company for the fiscal year ending December 31, 2020, shareholder proposals prepared in accordance with applicable laws must be received at the Company’s registered office on or before March 9, 2021.

Advance Notice Policy

The Board adopted an advance notice policy (the “Advance Notice Policy”) on November 7, 2012.  The purpose of the Advance Notice Policy is to (i) facilitate an orderly and efficient annual general or, where the need arises, special meeting process, (ii) ensure that all shareholders receive adequate notice of the director nominations and sufficient information regarding all director nominees, and (iii) allow shareholders to register an informed vote after having been afforded reasonable time for appropriate deliberation.

The Advance Notice Policy, among other things, includes a provision that requires advance notice to the Company in certain circumstances where nominations of persons for election to the Board are made by shareholders of the Company.  The Advance Notice Policy fixes a deadline by which director nominations must be submitted to the Company prior to any annual or special meeting of shareholders and sets forth the information that must be included in the notice to the Company for the notice to be in proper written form.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement.

In the case of a special meeting of shareholders, which is not also an annual meeting, called for the purpose of electing directors (whether or not called for other purposes), notice to the Company must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made.  The full text of the Advance Notice Policy is available under the Company’s profile at www.sedar.com.

ADDITIONAL INFORMATION AND AVAILABILITY OF DOCUMENTS

Important Notice Regarding Availability of Proxy Materials for Meeting to be Held on June 9, 2020

The Company will provide to any person or corporation, upon request, one copy of any of the following documents:

(a)the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (or annual information form), together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b)the comparative financial statements and management’s discussion and analysis of the Company for the fiscal year ended December 31, 2019 in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management’s discussion and analysis of the Company subsequent to the financial statements for the fiscal year ended December 31, 2019; and

(c)this Circular.

Copies of the foregoing documents are also available on the Company’s website at www.rareelementresources.com, or copies of the above documents will be provided by the Corporate Secretary of the Company, upon request, by mail at P.O. Box 271049, Littleton, Colorado 80127 or by e-mail at info@rareelementresources.com, free of charge to shareholders of the Company.  The Company may require the payment of a reasonable charge from any person or corporation that is not a shareholder of the Company and that requests a copy of any such document.  Financial information relating to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for the fiscal year ended December 31, 2019.  Additional information relating to the Company is available electronically on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

If you would like directions to the Meeting, contact the Company through the methods described above. However, as a result of the COVID-19 situation, shareholders who might otherwise attend the Meeting in person are strongly encouraged to join the meeting in real-time by calling 866-895-5510 (U.S. or Canada) or +1-858-384-5500 (International/Toll) and passcode 985710.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

U.S. regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Company and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances.  Shareholders who hold their Common Shares through a broker may have consented to reducing the number of copies of materials delivered to their address.  In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent.  In any event, if a shareholder wishes to receive a separate Circular and accompanying materials for the Meeting or the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2019, the shareholder may receive copies by contacting the Corporate Secretary of the Company at P.O. Box 271049, Littleton, Colorado 80127.  Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner.  Persons holding Common Shares through a broker can request a single copy by contacting the broker.

BOARD APPROVAL

The contents of this Circular have been approved and its mailing authorized by the Board.

DATED at Littleton, Colorado, the 23rd day of April, 2020

ON BEHALF OF THE BOARD

RANDALL J. SCOTT

President, Chief Executive Officer and Director

Appendix “A”

Form of Proxy

**Rare Element** Resources

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 9:59 p.m. Mountain Daylight Time on Monday, June 8, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 9:59 p.m. Mountain Daylight Time on Monday, June 8, 2020. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D13756-P37732

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**RARE ELEMENT RESOURCES LTD.**

**The Board of Directors recommends you vote FOR each of the nominees listed:**

| 1. Election of Directors | For | Withhold |
|---|---|---|
| 1a. Gerald W. Grandey | ☐ | ☐ |
| 1b. Barton S. Brundage | ☐ | ☐ |
| 1c. Kenneth J. Mushinski | ☐ | ☐ |
| 1d. David I. Roberts | ☐ | ☐ |
| 1e. Paul J. Schlauch | ☐ | ☐ |
| 1f. Randall J. Scott | ☐ | ☐ |
| 1g. Lowell A. Shonk | ☐ | ☐ |

| The Board of Directors recommends you vote FOR the following proposal: | For | Against | Abstain |
|---|---|---|---|
| 2. **Appointment of Auditor** Ratify the appointment of Plante & Moran, PLLC as auditor of the Company for the fiscal year ending December 31, 2020. | ☐ | ☐ | ☐ |

If you wish to appoint someone other than Gerald W. Grandey, Chairman of the Company, or Randall J. Scott, a Director of the Company, as your proxy, please check box here. Please do not check box unless you want to exercise this option. ☐

| | Yes | No |
|---|---|---|
| **Interim Financial Statements** Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. | ☐ | ☐ |
| **Annual Financial Statements** Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice, Proxy Circular and Annual Report are available at www.proxyvote.com.

D13757-P37732

**Appointment of Proxy:**

I/We, holder(s) of Common Shares of Rare Element Resources Ltd. hereby appoint(s): Gerald W. Grandey, Chairman, or failing him, Randall J. Scott, a Director of the Company.

**OR**

Print the name of the person you are appointing if this person is someone other than Mr. Grandey or Mr. Scott.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the direction on the reverse side (or if no directions have been given, according to the recommendations of the Board) and all other matters that may properly come before the Annual Meeting of Shareholders of Rare Element Resources Ltd. to be held at the offices of General Atomics affiliates, 7800 East Dorado Place, 2nd Floor Conference Room, Greenwood Village, Colorado 80111, on Tuesday, June 9, 2020 at 2:00 p.m., local time and at any adjournment or postponement thereof except as may be restricted by law.

**Notes to proxy**

1. **This proxy is being solicited on behalf of the Rare Element Resources Ltd. Board of Directors.**
2. **Every holder has the right to appoint some other person or company of his, her or its choice, who need not be a holder, to attend and act on his, her or its behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
3. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees or executors), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
4. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
5. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by management to the holder.
6. **The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
7. The securities represented by this proxy will be voted in favour or withheld/abstained from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
8. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof except as may be restricted by law.
9. This proxy should be read in conjunction with the accompanying documentation provided by management and the Board of Directors and available online at www.proxyvote.com.

**Proxies submitted must be received by 9:59 PM (Mountain Daylight Time) on Monday, June 8, 2020.**

Appendix “B”

Form of Notice of Meeting

# *** Exercise Your *Right* to Vote ***

**RARE ELEMENT RESOURCES LTD.**

**Meeting Information**

**Meeting Type:** 2020 Annual Meeting
**For holders as of:** April 15, 2020
**Date:** June 9, 2020 **Time:** 2:00 p.m., local time
**Location:** Offices of General Atomics affiliates
7800 East Dorado Place
2nd Floor Conference Room
Greenwood Village, Colorado 80111

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

**See the reverse side of this notice to obtain proxy materials and voting instructions.**

D13762-P37771

# Before You Vote

How to Access the Proxy Materials

**Proxy Materials Available to VIEW or RECEIVE:**

NOTICE AND PROXY CIRCULAR    ANNUAL REPORT

**How to View Online:**

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

**How to Request and Receive a PAPER or E-MAIL Copy:**

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2020 to facilitate timely delivery.

# How To Vote

Please Choose One of the Following Voting Methods

**Vote In Person:** If you choose to vote these shares in person at the meeting, you must request a "*legal proxy*." To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

**Vote By Internet:** To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

**Vote By Mail:** You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

D13763-P37771